Property and Equipment by Asset Category (Detail) In Millions, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR
Property, Plant and Equipment [Line Items]
Land and premises	$ 244.3	14,659.9	11,622.7
Software and systems	219.2	13,150.2	11,047.5
Equipment and furniture	748.5	44,907.5	41,417.6
Property and equipment, at cost	1,212.0	72,717.6	64,087.8
Less: Accumulated depreciation	689.2	41,348.5	35,109.4
Property and equipment, net	$ 522.8	31,369.1	28,978.4